UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  November 20, 2002

(DATE OF EARLIEST EVENT REPORTED)

SRI/SURGICAL EXPRESS, INC.
(Exact name of Registrant as specified in its Charter)

Florida	000-20997	59-3252632
(State or other jurisdiction	(Commission File	(I. R. S. Employer
of incorporation)	Number)	Identification No.)

12425 Racetrack Road
Tampa, Florida 33626
(Address of Principal Executive Offices)

(813) 891-9550
(Registrant’s Telephone Number, including area code)

Item 5.    Other Events.

On November 20, 2002, the Company issued a press release announcing the appointment of Joseph A. Largey as its Chief Executive Officer effective December 1, 2002. A copy of this press release is attached as Exhibit 99.1 and incorporated by reference in this Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press	Release dated as of November 20, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRI/SURGICAL EXPRESS, INC.
(Registrant)

Dated: November 20, 2002	/s/ CHARLES L. POPE
Charles L. Pope
Chief Financial Officer